SUPPLEMENT DATED NOVEMBER 12, 2007

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2007

This supplement changes the Pacific Select Fund (Fund) prospectus dated May 1, 2007, as supplemented (together, the “prospectus”) and must be preceded or accompanied by the Fund’s prospectus. Remember to review the prospectus for other important information.

The following information revises the ABOUT THE PORTFOLIOS section:

Under the Main Investments sub-section for the DIVERSIFIED BOND PORTFOLIO, the second paragraph, is replaced with the following:

At least 75% of the portfolio’s assets must be invested in securities that are rated investment-grade, including at least 65% of assets which are rated A or better. The portfolio may invest up to 25% of its assets in lower-rated high yield (junk) bonds. The portfolio may also engage in short sales.

The portfolio may invest up to 25% of its assets in foreign securities, including emerging markets. Foreign securities may be denominated in foreign currencies. The manager typically hedges approximately 70% of the portfolio’s foreign currency exposure (versus the U.S. dollar) through the use of derivatives including forward foreign currency contracts but may not always do so.

The fourth paragraph is replaced with the following:

The manager may also use derivatives (such as options and futures contracts, swap agreements and forward foreign currency contracts) as a substitute for securities, to hedge against changes in interest rates, to seek to increase income or returns, to help manage duration, sector and yield curve exposure, credit and spread volatility, or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts to hedge against changes in currency exchange rates. In addition to hedging foreign currency exposure, the manager may use derivatives as part of a risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The information regarding David J. Corkins under the Portfolio manager sub-section is replaced with the following for the GROWTH LT PORTFOLIO:

The following individuals are jointly and primarily responsible for the day-to-day management of the portfolio:
Jonathan D. Coleman, CFA, co-chief investment officer and executive vice president of Janus and co-portfolio manager, joined Janus in 1994 as a research analyst. Since 2002, he has been a portfolio manager for various growth-oriented accounts and was an assistant portfolio manager from 2001 to 2002. He has a BA from Williams College. Mr. Coleman has 13 years of investment experience.

Mr. Coleman, as lead portfolio manager, has the authority to exercise final decision-making on the overall portfolio.

Daniel Riff, co-portfolio manager and equity research analyst, joined Janus in 2003. From 1998 to 2002, he worked in senior management positions at three different companies: Kleiser-Walczak, Mindbranch and Ai Squared. He has a BA from Williams College and an MBA from The Wharton School at the University of Pennsylvania. Mr. Riff has 5 years of investment experience.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

Supplement dated November 12, 2007 to the
Pacific Select Fund Statement of Additional Information dated May 1, 2007
      This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2007, as supplemented (together the “SAI”) and must be preceded or accompanied by the Fund’s SAI. Remember to review the SAI for other important information.
Under the SECURITIES AND INVESTMENT TECHNIQUES section, the following changes are made:

In the Foreign Securities subsection, the following is added:

Unless otherwise noted, an issuer of a security may be deemed to be located in a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Portfolio Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

In the Futures Contracts and Options on Futures Contracts — Limitations subsection, the third paragraph is deleted.
Under the ORGANIZATION AND MANAGEMENT OF THE FUND section — Additional Information About the Portfolio Managers subsection, the following changes are made:

In the Compensation Structures and Methods subsection, the information regarding Janus is deleted and replaced with the following:

The following describes the structure and method of calculating a portfolio manager’s compensation.

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers (“CIO”) of Janus are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

CIO Variable Compensation: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Growth LT Portfolio’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds. The Focused 30 Portfolio’s Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

In the Other Accounts Managed subsection, all information relating to the Growth LT Portfolio is replaced with the following:

	ASSET BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets in	Number of	Total Assets in	Number of	Total Assets in
Portfolio Managers	Accounts	the Accounts	Accounts	the Accounts	Accounts	the Accounts

Growth LT
Jonathan D. Coleman*	4	$3,205,414,500	1	$49,812,187	4	$107,977,151
Daniel Riff*	1	$338,887,350	None	N/A	None	N/A

*	As of September 30, 2007

In the Material Conflicts of Interest subsection, the information regarding Janus is deleted and replaced with the following:

The portfolio managers may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolios. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.